UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2004 (November 30, 2004)

GEORGIA GULF CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9753 (Commission File Number)	58-1563799 (IRS Employer Identification Number)

115 Perimeter Center Place, Suite 460, Atlanta, GA (Address of Principal Executive Offices)		30346 (Zip Code)

Registrant’s Telephone Number, including area code: (770) 395-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 23, 2004 Georgia Gulf Corporation  (the “Company”) entered into an Amended and Restated Senior Credit Agreement (the “amended credit agreement”).  The principal changes effected by the amended credit agreement extends the existing credit facility five years and increases the available borrowings under the revolving credit facility from $120 to $170 million.  Furthermore, the amended credit agreement modified certain financial covenants and definitions.  A copy of the amended credit agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference herein.

Also on November 23, 2004, the Company completed a First Amendment to the Amended and Restated Receivables Purchase Agreement, (the “Amendment”) to the Amended and Restated Receivables Purchase Agreement, (“asset securitization agreement”) dated November 12, 2004.  The Amendment increases the Company’s maximum amount of trade receivables that may be sold from $135 million to $165 million and modifies certain financial covenants and definitions.  The maximum potential future payments under the amended agreements are the amended sale amount of $165 million plus any program fees on the funded balance, which we believe are approximately $3.9 million.  A copy of the Amendment is attached hereto as Exhibit 10.2 and is hereby incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

                On November 29, 2004, Georgia Gulf Corporation announced that it will shutdown its Tiptonville, Tennessee compound plant effective immediately.  The Company issued a press release announcing the plant shutdown, a copy of which is furnished pursuant to Item 9.01 hereof and attached hereto as Exhibit 10.3 and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits.

10.1                           Amended and Restated Credit Agreement dated as of November 23, 2004 among Georgia Gulf Corporation, the Eligible Subsidiaries Referred to Herein, the lenders party hereto JP Morgan Chase Bank, N.A. as Administrative Agent, Syndication Agent and Collateral Agent and Bank of America, N.A., as Documentation Agent.

10.2                           First Amendment to Amended and Restated Receivables Purchase Agreement, dated November 23, 2004 to the Amended and Restated Receivables Purchase Agreement dated as of November 12, 2004 Among GGRC Corp., as Seller and Georgia Gulf Corporation and Georgia Gulf Chemicals and Vinyls, LLC as Initial Servicers and Blue Ridge Asset Funding Corporation as a Purchaser and Victory Receivables Corporation as a Purchaser and Wachovia Bank, National Association as Administrative Agent and Blue Ridge Purchaser Agent and the Bank of Tokyo-Mitsubishi, Ltd., New York Branch as Victory Purchaser Agent.

10.3                           Press release announcing the shutdown of the Tiptonville, Tennessee compound manufacturing facility.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2004
Georgia Gulf Corporation

	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1                           Amended and Restated Credit Agreement dated as of November 23, 2004 among Georgia Gulf Corporation, the Eligible Subsidiaries Referred to Herein, the lenders party hereto JP Morgan Chase Bank, N.A. as Administrative Agent, Syndication Agent and Collateral Agent and Bank of America, N.A., as Documentation Agent.

10.2                           First Amendment to Amended and Restated Receivables Purchase Agreement, dated November 23, 2004 to the Amended and Restated Receivables Purchase Agreement dated as of November 12, 2004 Among GGRC Corp., as Seller and Georgia Gulf Corporation and Georgia Gulf Chemicals and Vinyls, LLC as Initial Servicers and Blue Ridge Asset Funding Corporation as a Purchaser and Victory Receivables Corporation as a Purchaser and Wachovia Bank, National Association as Administrative Agent and Blue Ridge Purchaser Agent and the Bank of Tokyo-Mitsubishi, Ltd., New York Branch as Victory Purchaser Agent.

10.3                           Press release announcing the shutdown of the Tiptonville, Tennessee compound manufacturing facility.